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
                     [_] MONY Life Insurance   [_] MONY Life Insurance      Aviation Supplement
                     Company                   Company of America           Form No. AVIATION-KY(Rev 4/2003)
                     1740 Broadway             1740 Broadway
                     New York, NY   10019      New York, NY   10019


 Policy Number ___________  Name ___________________   [_] Insured       [_]Joint Insured      [_] Spouse/Other Insured


 Aviation Supplement Forming Part Of Application For Life Insurance
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1  Have you flown as pilot, student pilot, or crewmember on any type of aircraft in the past 3 years?    [_] Yes   [_] No
   Date of last flight as pilot ___________

2  Type of aviation license or certificate: [_] Student  [_] Private [_] Commercial  [_] Other ___________  Date of issue __________

3  Do you have an Instrument Flight Rating?       [_] Yes     [_] No

4  Class of FAA medical certificate ____________________    Date of last FAA medical examination (month/year) ______________________

5  Have you or do you intend to fly an experimental, ultralight, personally built or assembled, or prototype aircraft?    [_] Yes
   [_]  No
   If "yes", provide details_________________________________________________________________________________________

6  Have you ever been grounded, had any flying accidents, had a written violation or had your license suspended or revoked? [_] Yes
   [_]  No
   If "yes", provide details ________________________________________________________________________________________

7  Type of flying (include all types):


                                     Type of aircraft flown    Total hours      Hours last   Contemplated hours next
                                                               to date          12 months    12 months
Student
---------------------------------------------------------------------------------------------------------------------
Pleasure
---------------------------------------------------------------------------------------------------------------------
Personal Business
---------------------------------------------------------------------------------------------------------------------
Scheduled Passenger Airline
---------------------------------------------------------------------------------------------------------------------
Scheduled Air Taxi or Commuter
---------------------------------------------------------------------------------------------------------------------
Non-scheduled passenger or freight
---------------------------------------------------------------------------------------------------------------------
Employer Owned Aircraft
---------------------------------------------------------------------------------------------------------------------
Student Instruction
---------------------------------------------------------------------------------------------------------------------
Active Military
---------------------------------------------------------------------------------------------------------------------
National Guard or Reserve
---------------------------------------------------------------------------------------------------------------------
* Other, specify _________________
---------------------------------------------------------------------------------------------------------------------
* Other, specify _________________
---------------------------------------------------------------------------------------------------------------------
* Other, specify _________________
---------------------------------------------------------------------------------------------------------------------


* Provide full details of any other flying not specifically classified above
(advertising, construction, crop dusting, fire fighting, inspection (pipe, power, telephone line), mapping, medical airlifting and evacuation, oil and natural gas exploration, photography, police and law enforcement, testing, traffic control, weather patrol, hang gliding, gliding, ballooning, etc.)

8 Please provide any additional information that you feel is relevant to our evaluation:

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9  If either is necessary under Company rules, which of the following do you prefer?
   [_] Full Aviation coverage at an extra premium    [_] Restricted Coverage without extra premium


Other Aviation Activities    Please provide details regarding any other aviation
activities in which you participate:


I represent that the statements and answers in this Supplement are true and complete to the best of my knowledge and belief.

Date ___________________________________________

Signature of Insured/Joint Insured/Spouse/Other Insured ________________________

Signature of Financial Professional/Insurance Broker ___________________________

02-469(A)